SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and

Exchange Act of 1934

(Amendment No. )

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CSB BANCORP, INC.

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CSB BANCORP, INC.

6 West Jackson Street

Millersburg, Ohio 44654

NOTICE OF

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON

JULY 25, 2001

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of CSB Bancorp, Inc. ("CSB") will be held at 91 North Clay Street, Millersburg, Ohio 44654, on Wednesday, July 25, 2001, at 10:00 a.m. local time, for the following purposes:

- To elect three directors for three-year terms ending in 2004; and

- To transact any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on June 11, 2001, are entitled to vote at the Meeting and at any adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ C. James Bess
C. James Bess
President and
Chief Executive Officer

Millersburg, Ohio

June 25, 2001

THE PROMPT RETURN OF PROXIES WILL SAVE CSB THE EXPENSE OF A

FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. PLEASE

NOTE THAT YOUR VOTE CANNOT BE COUNTED UNLESS YOU SIGN AND RETURN THE PROXY CARD, OR ATTEND THE MEETING AND VOTE IN PERSON.

CSB BANCORP, INC.

6 West Jackson Street

Millersburg, Ohio 44654

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

July 25, 2001

GENERAL

The enclosed proxy is solicited by the Board of Directors of CSB Bancorp, Inc. ("CSB"), the principal executive offices of which are located at 6 West Jackson Street, Millersburg, Ohio 44654, in connection with the Annual Meeting of Shareholders (the "Meeting") of CSB to be held on Wednesday, July 25, 2001, at 91 North Clay Street, Millersburg, Ohio 44654, at 10:00 a.m. local time. This proxy statement and the accompanying notice of meeting are first being mailed to shareholders on or about June 25, 2001.

The Meeting has been called for the following purposes: (i) to elect three directors, each for a three-year term and (ii) to transact any other business that may properly come before the Meeting or any adjournment thereof.

REVOCATION OF PROXIES, DISCRETIONARY AUTHORITY

AND CUMULATIVE VOTING

CSB's common shares, par value $6.25 per share (the "Common Shares"), can be voted at the Meeting only if the shareholder is represented by proxy or is present in person. Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of CSB (addressed to: CSB Bancorp, Inc., 6 West Jackson Street, Millersburg, Ohio 44654, Attention: Shirley J. Roberts, Secretary) or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a shareholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below or as otherwise described herein in the event cumulative voting for directors is properly requested. The proxy confers discretionary authority on the persons named therein to vote with respect to (i) the election of any person as a director where the nominee is unavailable or unable to serve, (ii) matters incident to the conduct of the Meeting and (iii) any other business that may properly come before the Meeting or any adjournment thereof. At this time, it is not known whether there will be cumulative voting for the election of directors at the Meeting. If any shareholder demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively, and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

The enclosed proxy is being solicited by CSB and the cost of soliciting proxies will be borne by CSB. In addition to use of the mails, proxies may be solicited personally or by telephone, telegraph or telefax by directors, officers and employees of CSB.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Shareholders of record as of the close of business on June 11, 2001 are entitled to (i) notice of the Meeting and (ii) one vote on each matter to be considered at the Meeting for each Common Share held on that date. As of June 11, 2001, CSB had 2,624,372.2953 Common Shares issued and outstanding. The presence at the Meeting in person or by proxy of at least a majority of such shares will be required to constitute a quorum at the Meeting. Common Shares held by holders who abstain from voting, and all Common Shares held by brokers who do not have the discretionary authority to vote on certain matters, will be included in determining the presence of a quorum.

The following table sets forth the Common Shares beneficially owned by each person, group or entity owning more than five percent (5%) of CSB's outstanding Common Shares as of June 11, 2001. This information was obtained from a Schedule 13D filed by the Committee of Concerned CSB Shareholders for a Better Bank on June 11, 2001.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Shares Outstanding
The Committee of Concerned CSB Shareholders for a Better Bank[1]	233,036.5948	8.880%[2]

1 The Committee consists of Richard G. Elliott, Ted W. DeHass, Don E. Sprankle, Jeffery A. Robb, Sr., Gloria L. Miller, Darwin L. Snyder and Victor R. Snyder.

2 The percent of Common Shares outstanding was determined based on the June 11, 2001 Schedule 13D ownership of the Committee and the number of Common Shares outstanding on the Record Date.

The following table sets forth, as of June 11, 2001, (i) the Common Shares beneficially owned by each director, nominee for director and named executive officer of CSB or any person who has acted in such capacity since the beginning of the last fiscal year of CSB and (ii) the Common Shares beneficially owned by all executive officers and directors as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership [1]	Percent of Common Shares Outstanding	Director
Robert K. Baker	1,189.9294[2]	.045%	Yes
David W. Kaufman	8,273.3386[3]	.315%	No3
J. Thomas Lang	5,180.5665[4]	.197%	Yes
H. Richard Maxwell	16,200.0000[5]	.617%	Yes
Daniel J. Miller	35,841.6689[6]	1.366%	Yes
Samuel P. Riggle, Jr.	16,121.9295[7]	.614%	Yes
David C. Sprang	108,800.0000[8]	4.146%	Yes
Samuel M. Steimel	17,056.4165[9]	.650%	Yes
F. Joanne Vincent	155.8494[10]	.006%	Yes
C. James Bess	0.0000	.000%	Yes
Theodore G. Bangert [11]	200.0000[12]	.008%	No
Douglas D. Akins [13]	4,009.3678	.153%	No
Ronald G. Holtman	200.0000[14]	.008%	No14
A. Lee Miller	1,420.8751[15]	.054%	No
Phillip W. Smith, Jr.	0.0000	.000%	No16
Eddie Lee Steiner	0.0000	.000%	No17
John R. Waltman	13,771.5290[18]	.525%	No18
Total of Directors and Executive Officers as a Group	228,421.4707	8.704%

_________________________

1 The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within 60 days.

2 Includes 449.3694 shares owned by Bonnie L. or Robert K. Baker in joint tenancy with right of survivorship and 740.5600 shares owned by Bakerwell, Inc., of which Mr. Baker is co-owner.

3 These shares are owned of record by the David W. Kaufman Trust. Mr. Kaufman resigned from the Boards of Directors of the Bank and CSB, effective May 24, 2001.

4 Includes 125.2516 shares owned by J. Thomas Lang, 4,193.2516 shares owned by Karen J. Lang, 234.2116 shares owned by Kendra S. Lang, 446.2419 shares owned by J. Thomas Lang IRA and 181.6098 shares owned by Karen J. Lang IRA.

5 Includes 600 shares owned by H. Richard Maxwell, 13,040 shares owned by the H. Richard Maxwell Trust and 2,560 shares owned by the L. Jean Maxwell Trust.

6 Includes 9,562.5714 shares owned by Daniel J. Miller, M.D., 9,562.5714 shares owned by Mary F. Miller and 16,716.5261 shares owned by the East Holmes Family Care Employees Pension Plan.

7 Includes 200.9295 shares owned by Samuel P. Riggle, Jr., 15,721 shares owned by Margorie J. Riggle and 200 shares owned by Samuel P. Riggle, Jr. or Margorie J. Riggle in joint tenancy with right of survivorship.

8 Includes 52,640 shares owned by the David C. Sprang Trust and 56,160 shares owned by the Rea Dot Sprang Trust.

9 Includes 100 shares owned by Samuel M. Steimel, 15,912 shares owned by Ronda K. Steimel, 866.6827 shares owned by the Samuel M. Steimel IRA, 110.2712 shares owned by the Ronda P. Steimel IRA, 5.2305 shares owned by Samuel M. Steimel, custodian for Benjamin Steimel Ladrach, 5.2305 shares owned by Samuel M. Steimel, custodian for William Frederick Ladrach, 15.6721 shares owned by Ronda P. Steimel, custodian for Zaccary Allen Patterson, 15.6721 shares owned by Ronda P. Steimel, custodian for Cassandra Faye Patterson and 25.6574 shares owned by CATS, a partnership in which Mr. Steimel owns 25% interest.

10 These shares are owned by Joanne Vincent or Billy Dean Vincent, in joint tenancy with right of survivorship.

11 Effective May 4, 2001, Mr. Bangert left the employ of the Bank.

12 These shares are owned by the Ted Bangert IRA account.

13 Effective November 16, 2000, Mr. Akins left the employ of CSB.

14 These shares are owned by the Ronald G. Holtman IRA. It is expected that Mr. Holtman will be appointed as a director of CSB on June 28, 2001.

15 Includes 206.4428 shares owned by the A. Lee Miller IRA and 1,214.4323 shares owned by the Lee Miller 401(K) Plan.

16 It is expected that Mr. Smith will be appointed as a director of CSB on June 28, 2001.

17 It is expected that Mr. Steiner will be appointed as a director of CSB on June 28, 2001.

18 Includes 6,396.2445 shares owned by John R. Waltman, 305.5710 shares owned by Ruth A. Waltman, and 7,069.7135 shares owned by the John R. Waltman IRA. It is expected that Mr. Waltman will be appointed as a director of CSB on June 28, 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires CSB's officers, directors and persons who own more than 10% of a registered class of CSB's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish CSB with copies of all Section 16(a) forms they file. Based solely on CSB's review of the copies of such forms received by it and by statements of officers and directors that they complied with all applicable filing requirements, CSB's officers, directors and greater than 10% beneficial owners have complied with all filing requirements applicable to them.

ELECTION OF DIRECTORS

CSB's Regulations provide that its business shall be managed by a board of directors of not less than three and not more than twenty-five persons. CSB's Regulations divide such directors into three classes, as nearly equal in number as possible, and set their terms at three years. The Board of Directors, pursuant to CSB's Regulations, has established the number of directors at ten.

Assuming that at least a majority of the issued and outstanding Common Shares are present at the Meeting so that a quorum exists, the three nominees for director of CSB receiving the most votes will be elected as directors. Shareholders have the right to vote cumulatively in the election of directors. In order to exercise the right to vote cumulatively, a shareholder must give written notice to the President, a Vice President or the Secretary of CSB not less than forty-eight hours before the time fixed for the meeting, and the shareholder's demand for cumulative voting must be announced at the commencement of the meeting by or on behalf of the shareholder. If cumulative voting is elected, a shareholder may cast as many votes in an election of directors as the number of directors to be elected multiplied by the number of shares held. The Board of Directors has nominated Phillip W. Smith, Jr., John R. Waltman and Samuel M. Steimel to serve until the 2004 Annual Meeting of Shareholders, and until their respective successors are elected and qualified. Mr. Steimel, Mr. Smith and Mr. Waltman are incumbent directors (or are expected to be incumbent directors) whose present terms expire at the Meeting.

Mr. David W. Kaufman resigned from the Board of Directors, effective May 24, 2001. Mr. David C. Sprang, Mr. H. Richard Maxwell, and Mr. Samuel P. Riggle, Jr. resigned from the Board of Directors, effective June 28, 2001. Respectively, Messrs. Kaufman, Sprang, Maxwell and Riggle served 13, 10, 37 and 19 years as directors. CSB wishes to thank them for their years of valuable service.

It is the intent of the Board of Directors to appoint Mr. Phillip W. Smith, Jr., Mr. Ronald G. Holtman, Mr. John R. Waltman and Mr. Eddie Lee Steiner to the Board of Directors to replace Messrs. Kaufman, Sprang, Maxwell and Riggle, respectively. The Board of Directors intends to appoint and swear in Messrs. Smith, Holtman, Waltman and Steiner at the June 28, 2001 meeting of the Board of Directors.

If it is intended that Common Shares represented by the accompanying form of proxy will be voted for the election of nominees, please so indicate on the proxy card. (If you do not wish your shares to be voted for particular nominees, please so indicate on the proxy card.) If one or more of the nominees should, at the time of the Meeting, be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee(s) designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve. At this time, it is not known whether there will be cumulative voting for the election of directors at the Meeting. If any shareholder properly demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

The Board of Directors recommends that Shareholders vote "FOR" the election of the Nominees.

The following table sets forth information concerning nominees for directors of CSB, including their principal occupation or employment during the past five years. Each nominee, if elected, will serve for a term expiring at the Annual Meeting of Shareholders in 2004.

Nominees for Directors

Name	Age	Principal Occupation [1]	Positions Held with CSB	Year First Elected or Appointed Director	Term to Expire
John R. Waltman	59	Attorney, Critchfield, Critchfield & Johnston, Ltd.	Director	2001	2004
Phillip W. Smith, Jr.	52	Administrator/ CEO, Pomerene Hospital [2]	Director	2001	2004
Samuel M. Steimel	43	Attorney, the Steimel Law Office	Director	1989	2004

_________________________

1 Unless otherwise noted herein, each of the Nominees for Directors has been engaged in the occupation and employment described above for the past five years.

2 Mr. Smith held the position of President and CEO of Ohio Medcenter Foundation from September 1989 to March 1997 and Principal of Ohio Debt Mediation Services from March 1997 to December 1998, when he was hired as Administrator and CEO of Pomerene Hospital.

The following table sets forth information concerning (i) incumbent directors of CSB who are not nominees for election at the Meeting; (ii) individuals who, as discussed above, are expected to be appointed to the Board of Directors of CSB on June 28, 2001 but who are not directors as of the date of this Proxy Statement and (iii) the other current executive officers of CSB. Included in the table is information regarding each person's principal occupation or employment during the past five years.

Directors and Executive Officers

Name	Age	Principal Occupation [1]	Positions Held with CSB	Year First Elected or Appointed Director or Officer, As Applicable	Term to Expire
Robert K. Baker	46	Co-owner and Controller, Bakerwell, Inc.	Director	2001	2002
J. Thomas Lang	57	Veterinarian, Dairy Farmer, Spring Hill Farm, Inc.	Director	1993	2002
F. Joanne Vincent	68	Retired Banker, Prairie Township Clerk	Director	1999	2002
Daniel J. Miller	61	Physician, East Holmes Family Care, Inc.	Director	1979	2003
C. James Bess	63	Banker	Director, President & Chief Executive Officer [2]	2001	2003
Ronald G. Holtman	58	Attorney, Logee, Hostetler, Stutzman & Lehman	Director (expected to be appointed on June 28, 2001)	2001	2003
Eddie Lee Steiner	45	Vice President, Production, Smith Dairy Products Company	Director (expected to be appointed on June 28, 2001)	2001	2003
Theodore G. Bangert	46	Banker	Senior VP and Chief Lending Officer of the Bank [3]	2000	N/A
Pamela S. Basinger	30	Banker	Treasurer [4]	1996	N/A
A. Lee Miller	42	Banker	Senior Vice President and Chief Financial Officer [5]	1997	N/A
Shirley Roberts	60	Banker	Senior Vice President & Secretary of the Bank	1991	N/A
Stanley E. Yoder	59	Banker	Senior Vice President of the Bank	1991	N/A
Michael J. Saporito	50	Banker	Senior Vice President, Chief Operating Officer and Chief Information Officer of the Bank [6]	2001	N/A

_________________________

1 Unless otherwise noted herein, each of the Directors has been engaged in the occupations and employment described above for the past five years.

2 Mr. Bess held the position of Vice President and Head of the Mortgage and Consumer Loan Department of Capital Bank, N.A. from 1995 to 1997 and President of PLB Associates, Inc. from 1997 to 2000, when he was elected President and Chief Executive Officer of CSB.

3 Mr. Bangert held various lending positions, including Chief Lending Officer of Cortland Savings & Banking Co. from 1989 to 1999 and Executive Vice President of VBOC Investments, Inc. during 1999, when he was hired as Senior Vice President and Chief Lending Officer of the Bank. Effective May 4, 2001, Mr. Bangert left the employ of the Bank.

4 Ms. Basinger held the position of Credit and Loan Review Officer of the Bank from February 1994 until October 1996, when she was elected Treasurer of CSB.

5 Mr. Miller held the position of Senior Vice President of Wayne Savings and Loan of Wooster, Ohio until August 1997, when he was hired as Senior Vice President of CSB.

6 Mr. Saporito held the position of Senior Vice President-Operations of First Citizens Bank from January 1996 until May 2001, when he was appointed Chief Operating Officer and Chief Information Officer of the Bank.

The Board of Directors conducts its business through meetings of the Board and its committees. Regular meetings of the Board of Directors are held on a monthly basis. The Board of Directors held 12 regular meetings during the year ended December 31, 2000. No director attended fewer than 75% of such meetings. Directors receive no compensation from CSB, except that Mr. Lang, Mr. Sprang and Mr. Riggle each received $150 as compensation for serving on the Nominating Committee, and Mr. Lang, Mr. Miller, Mr. Sprang, Mr. Maxwell and Mr. Steimel each received $150 as compensation for serving on the Acquisition Committee. In addition, each director of CSB also serves as a director of The Commercial and Savings Bank of Millersburg, Ohio (the "Bank"), a subsidiary of CSB, for which outside directors were compensated at a rate of $10,000 annually, plus $150 per Board Meeting attended or reviewed, and $150 per Committee Meeting.

CSB has an Acquisition Committee, which formulates plans for potential candidates of acquisitions and mergers. The Acquisition Committee in 2000 consisted of Mr. Lang, Mr. Miller, Mr. Sprang, Mr. Maxwell and Mr. Steimel. The Acquisition Committee did not meet in 2000.

CSB has a Nominating Committee, which selects the nominees for election as directors. The Nominating Committee in 2000 consisted of Mr. Lang, Mr. Sprang and Mr. Riggle. John F. Canfield, a shareholder of CSB, assisted the Nominating Committee as an ad hoc member, for which he was not compensated. The Nominating Committee met one time in 2000. The Nominating Committee will consider nominees for election as directors submitted by shareholders of CSB. No nominations for directors, except those made by the Nominating Committee, shall be voted upon at the Meeting unless other nominations are submitted by shareholders to the Secretary of CSB in writing not less than fourteen nor more than fifty days prior to the date of the Meeting.

CSB has an Audit Committee, the members of which in 2000 were Ms. Vincent, Mr. Riggle, Mr. Sprang and Mr. Steimel. All of the members of the Audit Committee are independent directors. The Board of Directors has adopted a written charter for the Audit Committee, and a copy is attached as Appendix A. The Audit Committee makes recommendations to the Board of Directors concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit, and reviews the adequacy of the Bank's internal accounting controls. The Audit Committee met a total of 12 times in 2000.

REPORT OF THE COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors consists entirely of outside directors, currently three in number. The Compensation Committee met two times in 2000. The Compensation Committee is responsible for developing and recommending CSB's executive compensation principles, policies and programs to the Board of Directors.

The Compensation Committee believes that in representing the Board of Directors, it must act in the best interest of the shareholders as it reviews and determines CSB's executive compensation principles, policies and programs. The Compensation Committee's essential goal is to create a balance by which CSB is able to attract and retain qualified management personnel, while at the same time providing for maximization of CSB's financial performance and safeguarding CSB's assets. In compensating CSB's executive officers, the Committee seeks to achieve the following goals:

1. motivate executive officers to strive for and achieve outstanding corporate performance which provides a direct benefit to shareholders;

2. attract highly-qualified key management personnel; and

3. reward superior performance in reaching corporate objectives with aggressive compensation levels and provide that a significant portion of compensation will be dependent on CSB's annual performance.

Base salaries for executive officers in 2000 were determined after review of an analysis of salaries paid for comparable positions and consideration of the competition for executive talent within CSB's industry. CSB's review included a survey by the Ohio Bankers Association of executive salaries. CSB's compensation philosophy is to target executive salaries close to the mean of the market rate paid for comparable positions by similarly sized bank holding companies.

Mr. Akins' 2000 base salary, shown in the "Salary" column of the Compensation Table below, was increased by 10% from his 1999 base salary. Mr. Akins' compensation was determined by the Committee and approved by the Board. We believe that his salary is within the range of industry standards for a financial institution of CSB's size. In addition, as of January 1, 1997, the Committee granted Mr. Akins an option to purchase 1,800 Common Shares at an exercise price of $9.05 per share (as adjusted for the 1998 stock split). The Committee granted the stock option as an additional incentive to Mr. Akins to work to maximize shareholder value. Mr. Akins exercised this stock option in 2000.

Mr. Bess' 2000 base salary, shown in the "Salary" column of the Compensation Table below, was determined by the Committee and approved by the Board. Given the nature of Mr. Bess' experience and his responsibilities with CSB, we believe that his salary is within the range of industry standards for a financial institution of CSB's size. In addition, the Committee granted Mr. Bess an option to purchase 20,000 Common Shares at an exercise price of $15.00 per share, which option shall expire on March 1, 2006. The Committee granted the stock option as an additional incentive to Mr. Bess to work to maximize shareholder value.

Effective March 1, 2001, CSB's Board of Directors elected C. James Bess as President and Chief Executive Officer, as well as a Director, of CSB. In conjunction with Mr. Bess' election as President and Chief Executive Officer, CSB entered into an employment agreement with Mr. Bess which provides for a two year term, an agreed upon annual salary, benefits, the stock option grant discussed above, and provisions concerning termination of employment upon sale or change in control of CSB.

Effective November 16, 2000, CSB entered into a separation, waiver and mutual release agreement with Douglas D. Akins which provides for the termination of employment of Mr. Akins and certain payments of salary and benefits to Mr. Akins pursuant to such termination.

THE COMPENSATION COMMITTEE

J. Thomas Lang

H. Richard Maxwell

David C. Sprang

REPORT OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS

The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission. The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the Board of Directors of CSB. The committee has also reviewed and discussed with Crowe, Chizek and Company LLP ("Crowe Chizek"), CSB's independent auditors for the year ended December 31, 2000, the matters required to be discussed by SAS 61, as may be modified or supplemented. The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented and, as required, has discussed with Crowe Chizek its independence.

Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in CSB's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

THE AUDIT COMMITTEE

F. Joanne Vincent

Samuel P. Riggle, Jr.

David C. Sprang

Samuel M. Steimel

CERTIFIED PUBLIC ACCOUNTANTS

Crowe Chizek, certified public accountants, acted as CSB's auditors for the 2000 fiscal year. The Board of Directors, acting on the recommendation of the Audit Committee, dismissed Crowe Chizek following the date of completion of the audit of financial statements and reports for the year ended December 31, 2000, which shall be effective March 31, 2001. The reports on CSB's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion nor were they qualified as to uncertainty, audit scope or accounting principles. During CSB's two most recent fiscal years (ended December 31, 1999 and 2000), there were no disagreements with Crowe Chizek on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. On February 28, 2001, the Board of Directors engaged the firm of Clifton Gunderson LLP, certified public accountants, as CSB's auditors for the 2001 fiscal year. A representative of both Crowe Chizek and Clifton Gunderson LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of CSB's financial statements for the most recent fiscal year were $58,750.

Financial Information Systems Design and Implementation Fees and All Other Fees

There were no services rendered by Crowe Chizek in connection with financial information systems design and implementation. The aggregate fees billed by Crowe Chizek for non-audit services and all other fees for services rendered to CSB for the most recent fiscal year were $99,535.

The Audit Committee has considered and ultimately determined that the provision of any of the non-audit or other services provided by Crowe Chizek to CSB is compatible with maintaining Crowe Chizek's independence.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the persons who were the executive officers as set forth below during the fiscal year ended December 31, 2000.

Summary Compensation Table

		Annual Compensation		Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options/SARs (#)	All Other Compensation ($)
C. James Bess President and Chief Executive Officer	2000	$20,280.00	$0.00	-0-	$0.00
Douglas D. Akins President and Chief Executive Officer	2000	$149,884.83	$0.00	-0-	$46,457.48[1]
	1999	$148,000.00	$20,000.00	-0-	$15,500.00
	1998	$135,000.00	$20,000.00	-0-	$14,898.28
A. Lee Miller, Senior VP and Chief Financial Officer	2000	$105,000.00	$15,250.00[2]	-0-	$5,803.89[3]
	1999	$86.000.00	$12,900.00	-0-	$4,956.17[3]
	1998	$78,000.00	$11,700.00	-0-	$0.00

_________________________

1 Includes $12,538.48 paid to Mr. Akins in fiscal year 2000 under that certain Separation, Waiver and Mutual Release Agreement, $27,369.00 received pursuant to an exercise of stock options and $6,500.00 paid for acting as a director of the Bank.

2 Includes $10,000.00 paid to Mr. Miller for serving as acting President and Chief Executive Officer during fiscal year 2000.

3 These amounts were contributed to Mr. Miller's 401(k) account by the Bank.

PERFORMANCE GRAPH

The following graph compares the yearly stock change and the cumulative total shareholder return on CSB's Common Shares during the five year period ended December 31, 2000, with the cumulative total return on the NASDAQ Bank Stock Index and the Standard and Poor's 500 Stock Index. The comparison assumes $100 was invested on January 1, 1996 in CSB's Common Shares and in each of the indicated indices and assumes reinvestment of dividends.

	1995	1996	1997	1998	1999	2000
CSB	$100.00	$136.82	$213.19	$331.86	$215.89	$102.98
NASDAQ Bank	$100.00	$132.00	$221.10	$219.60	$211.10	$240.90
S & P	$100.00	$123.20	$164.40	$212.10	$256.80	$233.90

[See Attached Performance Graph]

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CSB has engaged and intends to continue to engage in the lending of money through the Bank to various directors and officers of CSB. These loans to such persons were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or other unfavorable features.

In addition to those banking transactions conducted in the ordinary course, the following related transactions were conducted. Each of these transactions was made on terms similar to those that could have been negotiated with an unaffiliated third party.

CSB and the Bank retained the Steimel Law Office during 2000 for legal services in connection with various matters arising in the ordinary course of the business of CSB and the Bank. Samuel M. Steimel is the owner of the Steimel Law Office. CSB and the Bank contemplate using the Steimel Law Office in the future on similar terms, as needed.

CSB and the Bank retained Critchfield, Critchfield & Johnston, Ltd. and Heartland Title Agency during 2000 for legal services and real estate closing services in connection with various matters arising in the ordinary course of the business of CSB and the Bank. John R. Waltman is a member of both Critchfield, Critchfield & Johnston, Ltd. and Heartland Title Agency. CSB and the Bank contemplate using both Critchfield, Critchfield & Johnston, Ltd. and Heartland Title Agency in the future on similar terms, as needed.

OTHER BUSINESS

The Board of Directors is not aware of any business to be addressed at the Meeting other than those matters described above in this Proxy Statement. However, if any business other than that set forth in the Notice of the Meeting should be properly presented at the Meeting, it is intended that the Common Shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person voting them.

ANNUAL REPORTS

Shareholders are referred to CSB's Annual Report to Shareholders for the fiscal year ended December 31, 2000 for financial information about the activities of CSB. Such report is not incorporated into this Proxy Statement and is not deemed to be part of the proxy solicitation materials.

PROPOSALS OF SECURITY HOLDERS

In order to be eligible for inclusion in CSB's proxy materials for the 2002 Annual Meeting of Shareholders, any shareholder's proposal to take action at such meeting must be received at CSB's main office at 6 West Jackson Street, Millersburg, Ohio 44654, no later than February 24, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

BY ORDER OF THE BOARD OF DIRECTORS

C. James Bess
President and Chief Executive Officer

Millersburg, Ohio

June 25, 2001

APPENDIX A

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I PURPOSE

The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by CSB to any governmental body or the public; CSB's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and CSB's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, CSB's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

- Serve as an independent and objective party to monitor CSB's financial reporting process and internal control systems.

- Review and appraise the audit efforts of CSB's independent accountants and internal auditing function (or the efforts of the outsourced internal audit service provider, if applicable.)

- Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing function, and the Board of Directors.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II COMPOSITION

The Committee shall be comprised of three or more independent directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by CSB or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing function and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should communicate with the independent accountants and management quarterly to review CSB's financials consistent with IV.4 below.

IV RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1. Review and update this Charter and the Audit Department Policy periodically, at least annually, as conditions dictate, and submit to the Board of Directors for their approval the Audit Committee Charter and Audit Policy Document.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports prepared by the internal auditing function and management's response.

4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

5. Review annually the department budget if one is deemed needed.

6. Review annually the scope of the audit plan and risk assessment to be used for both the internal and external audits, including outsourcing and/or co-sourcing arrangements, as applicable.

7. Review the Internal Auditor's salary.

8. Review periodically (not less than quarterly) audit activity, including adherence to the internal audit plan and review management's resolution of audit findings.

9. Review with the internal Auditor, as is appropriate, material transactions originating from director, director-related enterprises, and officer loans.

10. Review with management the extent and adequacy of property and liability insurance coverage, and the security program.

11. On a timely basis, report to the full Board, on the effectiveness of the Bank's overall control system and audit program and any matters relating to policy which require their attention.

12. Review, at least annually the "structure, management, staffing and audit quality of the internal audit function".

Independent Accountants

13. Recommend to the Board of Directors the selection of the independent accountants, who are accountable to the Board and to the Committee as representatives of the shareholders, considering independence and effectiveness; and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with CSB to determine the accountants' independence.

14. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

15. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

16. The Committee will actively engage the outside auditors in a dialogue regarding independence.

Financial Reporting Processes

17. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

18. Consider the independent accountants' judgments about the quality and appropriateness of CSB's accounting principles as applied in its financial reporting.

19. Consider and approve, if appropriate, major changes to CSB's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing function.

Process Improvement

20. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

21. Following the completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

22. Review any significant disagreement among the management and the independent accountants or the internal auditing function in connection with the preparation of the financial statements.

23. Review with the independent accountants, the internal auditing function and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

24. Review management's monitoring of CSB's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that CSB's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

25. Review activities, risk based audit policy and plan, organizational structure, and qualifications of the internal audit department.

26. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

27. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

28. Perform any other activities consistent with this Charter, CSB's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

29. The Committee shall have the power to conduct and authorize investigations into any matters within the committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

Proxy Statement Report

30. Include a Committee report in CSB's proxy statement, including

a. whether the Committee has reviewed and discussed CSB's audited financial statements with management;

b. whether the Committee has discussed with the outside auditors the matters required to be discussed by SAS 61;

c. whether the Committee has received the written disclosures and letter from CSB's outside auditors relating to their independence as required by Independent Standards Board Standard NO. 1, and has discussed with the outside auditors their independence; and

d. whether the Committee has recommended to the Board of Directors, based upon the reviews and discussions reference to in (a), (b) and (c), that CSB's audited financial statements be included in the Corporation's Annual Report on Form 10-K.

Other

31. Review with management the outside auditor's proposals to provide other bank services such as consulting.

32. Maintain minutes and other relevant records of their meetings and decisions.

PROXY CARD

CSB BANCORP, INC.

6 West Jackson Street

Millersburg, Ohio 44654

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints F. Joanne Vincent, J. Thomas Lang and Daniel J. Miller, and each of them, with full power of substitution, as proxies to vote, as designated below, for and in the name of the undersigned all shares of stock of CSB Bancorp, Inc. ("CSB") which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of said Company scheduled to be held on July 25, 2001 at 10:00 a.m. local time at 91 North Clay Street, Millersburg, Ohio 44654 or at any adjournments or recesses thereof.

Shareholders have the right to vote cumulatively in the election of directors. In order to exercise the right to vote cumulatively, a shareholder must give written notice to the President, a Vice President or the Secretary of CSB not less than forty-eight hours before the time fixed for the meeting, and the shareholder's demand for cumulative voting must be announced at the commencement of the meeting by or on behalf of the shareholder. If cumulative voting is elected, a shareholder may cast as many votes in an election of directors as the number of directors to be elected multiplied by the number of shares held. If any shareholder demands cumulative voting for the election of directors at the Meeting, this proxy gives the individuals named on the proxy full discretion and authority to vote cumulatively, and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

Please mark X in the appropriate box. The Board of Directors recommends a FOR vote on each proposal.

1. ELECTION OF DIRECTORS.

[ ] FOR all nominees listed below

[ ] WITHHOLD AUTHORITY (except as marked to the contrary below)

Phillip W. Smith, Jr.

Samuel M. Steimel

John R. Waltman

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below)

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of Directors.

ALL FORMER PROXIES ARE HEREBY REVOKED.

_______________________________
(Signature of Shareholder)

______________________________
(Signature of Shareholder)

(Please sign exactly as your name appears hereon. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.)

Dated: _______________, 2001